Earnings Per Share	12 Months Ended
Sep. 30, 2011
Earnings Per Share [Abstract]
Earnings Per Share
2.	EARNINGS PER SHARE

The Company accounts for the shares acquired by its ESOP and the shares awarded pursuant to its RRP in accordance with ASC 260, which requires that unvested RRP awards that contain nonforfeitable rights to dividends be treated as participating securities in the computation of EPS pursuant to the two-class method. The two-class method is an earnings allocation that determines EPS for each class of common stock and participating security. Shares acquired by the ESOP are not considered in the basic average shares outstanding until the shares are committed for allocation or vested to an employee's individual account.  All share information prior to the corporate reorganization has been revised to reflect the 2.2637 exchange ratio.

	2011	2010	2009
	(Dollars in thousands, except per share data)
Net income (1)	$38,403	$67,840	$66,298

Average common shares outstanding	162,432,315	165,689,601	165,403,759
Average committed ESOP shares outstanding	192,959	172,575	172,575
Total basic average common shares outstanding	162,625,274	165,862,176	165,576,334

Effect of dilutive RRP shares	2,747	6,492	12,174
Effect of dilutive stock options	4,644	30,777	132,668

Total diluted average common shares outstanding	162,632,665	165,899,445	165,721,176

Net EPS
Basic	$0.24	$0.41	$0.40
Diluted	$0.24	$0.41	$0.40

Antidilutive stock options and RRP, excluded
from the diluted average common shares
outstanding calculation	898,415	642,777	167,626

(1)	Net income available to participating securities (unvested RRP shares) was inconsequential for fiscal years 2011, 2010, and 2009.